ANNUAL REPORT
                                 JUNE 30, 1997

(PICTURE)

THE BRAMWELL GROWTH FUND


ELIZABETH R. BRAMWELL, CFA
President and Chief Investment Officer

                            THE BRAMWELL FUNDS, INC.
                                 1-800-BRAMCAP
                                (1-800-272-6227)




THE BRAMWELL GROWTH FUND
                                                      ANNUAL REPORT - JUNE 1997

745 Fifth Avenue
New York, New York 10151

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 1997

The equity markets broadened in the June 1997 quarter and THE BRAMWELL GROWTH FUND gained 19.3% to close at $17.53 net asset value per share - outperforming the S&P 500 Index. For the fiscal year ending in June, the Fund appreciated 22.2% and from inception, August 1, 1994, the cumulative return was 79.1% and the compound average annual return was 22.1%. Investment results compared to those of various other indices were as follows:

COMPARATIVE INVESTMENT          JUNE Q    CALENDAR      ONE       SINCE
     RETURNS                     1997   YEAR-TO-DATE   YEAR   INCEPTION(a)
---------------------------------------------------------------------------
THE BRAMWELL GROWTH FUND         19.3%      16.7%      22.2%      22.1%
S&P 500 Stock Index (b)          17.4       20.5       34.7       28.0
Lipper Growth Funds Index (c)    15.8       15.4       25.6       22.7
Lipper Mid-Cap Funds Index (d)   15.9        8.2       12.1       21.5

                                8/1/94        12/31/94       6/30/95        12/31/95       6/30/96        12/31/96       6/30/97
THE BRAMWELL GROWTH FUND        10,000         10,259         12,311         13,599         14,653         15,342         17,906
S&P 500 Stock Index             10,000         10,082         12,118         13,866         15,259         17,054         20,556
Lipper Growth Funds Index       10,000         10,089         11,975         13,380         14,449         15,723         18,144
Lipper Mid-Cap Funds Index      10,000         10,532         12,242         14,016         15,737         16,301         17,636

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

(a) Compound average annual return since inception 8/1/94. Cumulative return since inception through June 30, 1997 for The Bramwell
Growth Fund was 79.1% compared to 105.6% for the S&P 500 Stock Index, 81.4% for the Lipper Growth Funds Index and 76.4% for the
Lipper Mid-Cap Funds Index.  (b) The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.  (c) The Lipper
Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (d) The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. Funds in the Lipper Growth Funds and Lipper Mid-Cap Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses.

Since June 30 through August 1, 1997, The Bramwell Growth Fund's THIRD BIRTHDAY, the Fund returned 9.4% compared to 7.2% for the S&P 500 Index. For the Fund's first three years through August 1, 1997, the Fund appreciated 95.9% cumulatively and the compound average annual return was 25.1%.

COMMENTARY

For the fiscal year ended June 30, 1997, the macroeconomic backdrop for equities was favorable: steady economic growth, low inflation, moderate interest rates, and higher employment levels. Large capitalization stocks, especially the largest twenty-five companies in the S&P 500 Index, led performance in the first nine months, but equity appreciation came from a broadening universe in the June quarter as the likelihood of the Federal Reserve raising interest rates diminished in the face of a slowing economy and minimal inflation. The Consumer Price Index rose only 0.1% in June, the lowest rate since the mid-1960s.

June quarter profits were strong, and with flat to lower interest rates, price/earnings ratios expanded, especially for smaller capitalization stocks. Historically, when the market moves on the upside, compressed gains are generally made in the first few months, and in the case of the Fund, the average annual return from inception improved from 16.4% at the end of March to 22.1% at the end of June. For the Fund, financial stocks performed well as did technology, pharmaceutical, and other globally positioned companies. Computer Sciences, a laggard in the March quarter, rebounded, and along with Dell Computer, General Electric, Walgreen, Robert Half, Microsoft, Illinois Tool Works and On Assignment, added the greatest dollar value to the Fund's portfolio. Some 40% of the Fund's assets at the beginning of the June quarter were invested in equities with market capitalizations under $5 billion. These smaller companies hampered relative performance in the first nine months of the fiscal year but enhanced performance in the June quarter, when, for example, some 7% of the portfolio appreciated to market capitalizations above the $5 billion level.

The Fund seeks to invest in companies that are expected to benefit from investment spending for research, plant and market expansion, which may or may not be immediately reflected in the equity market, and seeks to invest in companies that are perceived to be attractively valued relative to their future growth prospects. We estimate that the 1997 and 1998 earnings growth rates for our portfolio approximate 21% for which we are paying 100% and 85%, respectively. This compares favorably to paying some 200% for estimated growth of 8-10% over the same time period for the S&P 500 Index. Longer term, we expect stock prices to move with profit growth, and when interest and inflation rates are flat to declining, price/earnings multiple expansion is likely to occur as well.

OUTLOOK

The macroeconomic outlook for the capital markets remains favorable. We anticipate annual Gross Domestic Product growth of 3.0-3.5% going forward, less than the revised 4.9% rate for the first calendar quarter but still solid and reflecting higher employment levels, real wage increases of 2.2%, the highest since the early 1970s, wealth effect from a rising stock market, global market expansion, and spending for new technology. We anticipate inflation staying around 2% given global competitive capitalism, technology-driven productivity gains, increased capacity, deregulation, and a strong dollar. We expect interest rates to remain about the same given low inflation and a declining federal deficit as the result of higher tax revenues stemming from higher profit and employment levels.

Low inflation and stable interest rates should continue to encourage equity market outperformance from a broader universe of small and mid-cap stocks where valuations are likely to be more attractive than for the largest S&P 500 Index stocks, and in fact, where we are finding many new investment ideas. We also continue to look for effective users of technology across industries. Technology facilitates economies of scale and we believe that the financial services industry, in particular, can use technology to broaden distribution and cross market products and services, consolidate, and reduce redundant costs. Advances in computing and communications, e.g., the Internet, are driving demand for product upgrades and new business opportunities. Emerging countries continue to provide new markets for existing products, ranging from household items to financial services to technology. Assuming political stability and free markets, we may be entering a period of synchronized global growth presenting numerous investment opportunities for our Fund.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                         Sincerely,

                                         /s/Elizabeth R. Bramwell
                                         Elizabeth R. Bramwell, CFA
                                         President and Chief Investment Officer

August 1, 1997

The outlook and opinions expressed above represent the views of the investment adviser as of August 1, 1997, and are subject to change as market and economic events unfold.

                            TOP TEN INDUSTRY SECTORS
                                 JUNE 30, 1997
                          ---------------------------
Financial Services                      18.7%
Information Processing                  16.3
Industrial Products                     12.1
Retailing                                8.9
Healthcare                               7.7
Temporary Help                           6.5
Insurance                                5.3
Electronics                              3.8
Household Products                       3.2
Energy                                   2.8

                            TOP TEN EQUITY HOLDINGS
                                 JUNE 30, 1997
                          ---------------------------
Computer Sciences                       3.7%
Walgreen                                3.4
Dell Computer                           3.3
Illinois Tool Works                     3.2
General Electric                        3.1
Robert Half                             2.6
Washington Mutual                       2.6
Intel                                   2.6
Microsoft                               2.5
American International Group            2.4



THE BRAMWELL GROWTH FUND
                                PORTFOLIO OF INVESTMENTS - JUNE 30, 1997

                                                SHARES           VALUE
                                                 -----           -----
COMMON STOCKS -  97.99%

APPAREL  - 1.74%
Cutter & Buck, Inc.*                             45,000     $    731,250
Nike, Inc.                                       25,000        1,459,375
                                                            ------------
                                                               2,190,625

AUTOMOTIVE & HEAVY
EQUIPMENT - 0.95%
Lear Corporation*                                27,000        1,198,125


CHEMICALS  - 1.32%
OM Group, Inc.                                   50,000        1,656,250


COMMUNICATIONS  - 1.27%
WorldCom, Inc.*                                  50,000        1,600,000


ELECTRONICS - 3.77%
Black Box Corporation*                           20,000          805,000
Ingram Micro, Inc.*                              20,100          484,913
Intel Corporation                                23,000        3,261,687
Kent Electronics Corporation*                     5,500          201,781
                                                            ------------
                                                               4,753,381


ENERGY - 2.75%
Camco International, Inc.                         5,000          273,750
Diamond Offshore Drilling, Inc.*                 20,000        1,557,500
Global Marine, Inc.*                             40,000          930,000
Rowan Companies, Inc.*                           25,000          704,687
                                                            ------------
                                                               3,465,937

ENTERTAINMENT &
LEISURE TIME - 2.62%
Cinar Films, Inc., Class B*                      30,000          975,000
Regal Cinemas, Inc.*                             70,250        2,318,250
                                                            ------------
                                                               3,293,250


FINANCIAL SERVICES - 18.75%
American Express                                 35,000        2,607,500
Charles Schwab Corporation (The)                 35,000        1,424,062
Chase Manhattan Corporation                      23,000        2,232,438
Citicorp                                          7,000          843,937
First Union Corporation                          30,000        2,775,000
ING Groep N.V. - ADS                             10,000          463,750
Merrill Lynch & Co., Inc.                        20,000        1,192,500
MSB Bancorp, Inc.                                17,000          342,125


                                                SHARES           VALUE
                                                ------           -----
FINANCIAL SERVICES - 18.75% (CONT'D.)
NationsBank Corporation                          45,000     $  2,902,500
Northern Trust Company                           55,000        2,660,625
Norwest Corporation                              25,000        1,406,250
Travelers Group, Inc.                            15,000          945,938
Washington Mutual, Inc.                          55,000        3,286,250
Zions Bancorporation                             14,000          526,750
                                                            ------------
                                                              23,609,625


FOOD & BEVERAGE  - 1.98%
CPCInternational, Inc.                           15,000        1,384,687
Hershey Foods Corporation                        20,000        1,106,250
                                                            ------------
                                                               2,490,937


HEALTHCARE  - 7.69%
Alkermes, Inc.*                                  15,000          217,500
Biacore International, AB - ADS*                 25,000          290,625
BioChem Pharmaceuticals, Inc. - ADR*             35,000          778,750
Closure Medical Corporation*                     10,000          192,500
CYTYC Corporation*                               15,000          406,875
Elan Corporation, PLC*                           10,000          452,500
Eli Lilly & Company                               5,000          546,563
Johnson & Johnson                                35,200        2,266,000
Merck & Company, Inc.                            20,000        2,070,000
Neurex Corporation*                              30,500          430,813
Pfizer, Inc.                                     17,000        2,031,500
                                                            ------------
                                                               9,683,626


HOME & OFFICE FURNITURE  - 2.27%
Herman Miller, Inc.                              25,000          900,000
Knoll, Inc.*                                     10,000          237,500
Leggett & Platt, Inc.                            40,000        1,720,000
                                                            ------------
                                                               2,857,500


HOUSEHOLD PRODUCTS  - 3.19%
Colgate-Palmolive Company                        40,000        2,610,000
Procter & Gamble Company                         10,000        1,412,500
                                                            ------------
                                                               4,022,500


INDUSTRIAL PRODUCTS - 12.10%
Emerson Electric Company                         50,800        2,797,175
Fastenal Company                                  5,000          245,000
General Electric Company                         60,000        3,922,500
Illinois Tool Works, Inc.                        80,000        3,995,000
Mineral Technologies, Inc.                       40,000        1,500,000
Molex Inc., Class A                              57,108        1,991,642


                    PORTFOLIO OF INVESTMENTS - JUNE 30, 1997 (CONTINUED)

                                                SHARES           VALUE
                                                 -----           -----
COMMON STOCKS - 97.99% (CONT'D.)

INDUSTRIAL PRODUCTS - 12.10% (CONT'D.)
Shaw Group, Inc.*                                15,000     $    243,750
ThermoQuest Corporation*                         35,000          542,500
                                                            ------------
                                                              15,237,567

INFORMATION PROCESSING:
OFFICE EQUIPMENT - 5.79%
Compaq Computer Corporation*                     21,000        2,084,250
Dell Computer Corporation*                       35,000        4,110,312
Gateway 2000, Inc.*                              20,000          648,750
International Business Machines Corp.             5,000          450,938
                                                            ------------
                                                               7,294,250

INFORMATION PROCESSING:
SERVICES - 6.68%
APAC TeleServices, Inc.*                         33,000          641,437
Automatic Data Processing, Inc.                  23,000        1,081,000
Claremont Technology Group, Inc.*                60,000        1,425,000
Computer Sciences Corporation*                   65,029        4,690,217
Paychex, Inc.                                    15,000          570,000
                                                            ------------
                                                               8,407,654

INFORMATION PROCESSING:
SOFTWARE - 3.84%
Baan Company N.V.*                                4,000          275,500
Great Plains Software, Inc.*                        300            8,100
McAfee Associates, Inc.*                         10,000          631,250
Microsoft Corporation*                           25,000        3,159,375
Seachange International, Inc.*                   27,000          762,750
                                                            ------------
                                                               4,836,975


INSURANCE - 5.28%
Allstate Corporation                             35,000        2,555,000
American International Group, Inc.               20,000        2,987,500
Conseco, Inc.                                    30,000        1,110,000
                                                            ------------
                                                               6,652,500


PACKAGING - 0.57%
Sealed Air Corporation*                          15,000          712,500


RETAILING - 8.89%
Amazon.com, Inc.*                                10,000          185,000
Home Depot, Inc. (The)                           25,000        1,723,438
Just For Feet, Inc.*                             42,000          732,375
Kohl's Corporation*                              45,000        2,382,187


                                                SHARES           VALUE
                                                 -----           -----
RETAILING - 8.89% (CONT'D.)
Tiffany & Co.                                    40,800   $    1,884,450
Walgreen Company                                 80,000        4,290,000
                                                            ------------
                                                              11,197,450


TEMPORARY HELP  - 6.54%
Interim Services, Inc.*                          54,900        2,443,050
Labor Ready, Inc.*                               36,000          364,500
On Assignment, Inc.*                             50,000        1,950,000
Registry, (The) Inc.*                             4,000          184,000
Robert Half International, Inc.*                 70,000        3,294,375
                                                            ------------
                                                               8,235,925

TOTAL COMMON STOCKS
(Cost $83,155,721)                                           123,396,577
                                                            ------------

                                               PRINCIPAL
                                                AMOUNT           VALUE
                                               ---------         -----
VARIABLE RATE
DEMAND NOTES - 1.37%
American Family Financial Services             $276,000   $      276,000
General Mills, Inc.                             418,000          418,000
Johnson Controls, Inc.                          552,000          552,000
Pitney Bowes Credit Corp.                       382,000          382,000
Wisconsin Electric Power Corp.                   92,000           92,000
                                                            ------------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $1,720,000)                                              1,720,000
                                                            ------------

TOTAL INVESTMENTS - 99.36%
(Cost $84,875,721)                                           125,116,577

CASH AND OTHER ASSETS
    LESS LIABILITIES  - 0.64%                                    807,474
                                                            ------------

NET ASSETS - 100.00%
(7,185,143 shares outstanding)                              $125,924,051
                                                            ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $17.53
                                                                  ======
*Non-income producing security

See notes to financial statements.



                                     STATEMENT OF ASSETS AND LIABILITIES
                                                           June 30, 1997

ASSETS:
Investments at value (cost $84,875,721)                     $125,116,577
Receivable for investments sold                                  916,825
Organizational costs, net of accumulated
   amortization                                                   78,841
Dividends and interest receivable                                 58,220
Prepaids and other assets                                         19,041
                                                            ------------
Total Assets                                                 126,189,504
                                                            ------------

LIABILITIES:
Accrued investment advisory fee                                  121,163
Accrued expenses                                                 118,619
Accrued distribution fees                                         25,671
                                                            ------------
Total Liabilities                                                265,453
                                                            ------------

NET ASSETS                                                  $125,924,051
                                                            ============

NET ASSETS CONSIST OF:
Capital stock                                               $ 77,776,273
Undistributed net realized gain on investments                 7,906,922
Net unrealized appreciation on investments                    40,240,856
                                                            ------------

NET ASSETS                                                  $125,924,051
                                                            ============

CAPITAL STOCK, $.0001 par value
Authorized                                                   500,000,000
Issued and outstanding                                         7,185,143

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                      $17.53
                                                                  ======

                       See notes to financial statements.



                                                 STATEMENT OF OPERATIONS
                                        For the Year Ended June 30, 1997

INVESTMENT INCOME:
Dividends                                                  $     939,619
Interest                                                         207,056
                                                            ------------
Total Investment Income                                        1,146,675
                                                            ------------

EXPENSES:
Investment advisory fees                                       1,274,930
Distribution fees                                                318,732
Shareholder servicing fees                                       210,438
Fund administration and accounting fees                          158,120
Reports to shareholders                                           63,235
Professional fees                                                 52,878
State registration fees                                           42,850
Custody fees                                                      41,904
Directors' fees                                                   32,787
Amortization of organizational costs                              30,700
Other                                                             29,639
                                                            ------------
Total expenses before waiver                                   2,256,213
Waiver of fees by adviser                                       (25,071)
                                                            ------------
Net Expenses                                                   2,231,142
                                                            ------------

NET INVESTMENT LOSS                                          (1,084,467)
                                                            ------------

REALIZED AND UNREALIZED GAIN:
Net realized gain on investment transactions                   8,927,153
Change in unrealized appreciation on investments              16,818,118
                                                            ------------

Net Gain on Investments                                       25,745,271
                                                            ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                    $24,660,804
                                                             ===========

                       See notes to financial statements.



                                         STATEMENTS OF CHANGES IN NET ASSETS

                                                Year                Year
                                               Ended               Ended
                                           June 30, 1997       June 30, 1996
                                           -------------       -------------
OPERATIONS:
Net investment loss                        $ (1,084,467)        $  (822,622)
Net realized gain on
  investments                                  8,927,153           2,409,292
Change in unrealized
  appreciation on
  investments                                 16,818,118          16,198,269
                                           -------------       -------------
Net increase in net assets
  resulting from
  operations                                  24,660,804          17,784,939
                                           -------------       -------------

CAPITAL SHARE
TRANSACTIONS                                (37,872,592)          61,795,014
                                           -------------       -------------

DIVIDENDS PAID FROM:
Net realized gains                           (2,319,077)           (366,380)
                                           -------------       -------------

TOTAL (DECREASE)
INCREASE IN
NET ASSETS                                  (15,530,865)          79,213,573

NET ASSETS:
Beginning of period                          141,454,916          62,241,343
                                           -------------       -------------

END OF PERIOD                               $125,924,051        $141,454,916
                                            ============        ============


See notes to financial statements.


                                                        FINANCIAL HIGHLIGHTS

                                                               For the Period
                                    Year           Year      August 1, 1994<F1>
                                   Ended           Ended             to
Selected Per-Share Data<F2>    June 30, 1997   June 30, 1996   June 30, 1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $14.60         $12.30           $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss                  (0.15)         (0.08)              --<F3>
Net realized and unrealized
  gains on securities                  3.35           2.42             2.31
                                    -------        -------          -------

TOTAL FROM INVESTMENT
  OPERATIONS                           3.20           2.34             2.31

LESS DISTRIBUTIONS:
Dividends from net investment
  income                                 --             --               --
Distributions from capital gains     (0.27)         (0.04)           (0.01)
                                    -------        -------          -------

TOTAL DISTRIBUTIONS                  (0.27)         (0.04)           (0.01)
                                    -------        -------          -------

NET ASSET VALUE, END OF PERIOD       $17.53         $14.60           $12.30
                                    =======        =======          =======

TOTAL RETURN                          22.2%          19.0%           23.1%<F4>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period      $125,924,051   $141,454,916      $62,241,343
Ratio of expenses to average
  net assets<F5>                      1.75%          1.75%           1.75%<F6>
Ratio of net investment loss
  to average net assets<F5>         (0.85)%        (0.66)%         (0.11)%<F6>

Portfolio turnover rate                 82%           118%             80%<F4>
Average commission rate paid
  on portfolio investment
  transactions<F7>                  $0.0600        $0.0600              N/A


<F1> Commencement of operations
<F2> Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
<F3> Less than $(0.01)
<F4> Not annualized
<F5> Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by adviser, the ratios of expenses and net investment loss to average net assets for the years ended June 30, 1997 and June 30, 1996 and the period August 1, 1994 to June 30, 1995, would be 1.77% and (0.87)%; 1.79% and (0.70)%; and 2.68% and (1.04)%, respectively.
<F6> Annualized
<F7> Disclosure required, effective for reporting periods beginning after
     September 1, 1995.

                       See notes to financial statements.



                                                  NOTES TO FINANCIAL STATEMENTS
                                                                  June 30, 1997

1. ORGANIZATION
The Bramwell Funds, Inc. (the "Company") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"). The Bramwell Growth Fund (the "Fund"), which commenced operations on August 1, 1994, is a separate diversified portfolio of the Company. Bramwell Capital Management, Inc. ("BramCap") is the Fund's investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors. Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review to determine that the price is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The creditworthiness of the issuer is monitored and these notes have been determined to present minimal credit risk by BramCap. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Accordingly, at June 30, 1997, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $1,084,467.

d) Organizational Costs - The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregated $153,472. These costs are being amortized over the period of benefit, reflecting anticipated future asset levels of the Fund, but not to exceed 60 months from the Fund's commencement of operations.


                                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

e) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the years ended June 30, 1997 and 1996, were as follows:

                                                     1997
                                                     ----
                                          Shares             Dollars
                                          ------             -------
Shares sold                              2,379,335        $ 35,774,589
Dividends reinvested                       130,340           1,982,469
Shares redeemed                        (5,016,000)        (75,629,650)
                                       -----------        ------------
                                       (2,506,325)       $(37,872,592)
                                       ===========        ============

                                                     1996
                                                     ----
                                          Shares             Dollars
                                          ------             -------
Shares sold                             10,437,428        $141,226,265
Dividends reinvested                        22,178             298,517
Shares redeemed                        (5,829,712)        (79,729,768)
                                       -----------       -------------
                                         4,629,894       $  61,795,014
                                       ===========       =============

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 1997 were $101,548,278 and $141,112,260, respectively. There were no purchases or sales of long-term U.S. government securities. At June 30, 1997, based on aggregate cost for federal income tax purposes of $84,907,848, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                           $41,328,833
Depreciation                           (1,120,104)
                                       -----------
Net appreciation on investments        $40,208,729
                                       ===========

5. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with BramCap, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets. The Fund's investment adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Fund's average net assets until June 30, 1999.
After such date, the expense limitation may be terminated or revised at any time.

6. DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.


                                             REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE BRAMWELL FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of The Bramwell Funds, Inc. - The Bramwell Growth Fund, including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bramwell Funds, Inc. - The Bramwell Growth Fund, as of June 30, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                                        COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
July 18, 1997




                            THE BRAMWELL GROWTH FUND
                          ---------------------------
                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)


                               BOARD OF DIRECTORS
                          ---------------------------

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director & Secretary
The Reed Foundation, Inc.
Retired Partner
Whitman, Breed, Abbott & Morgan
Former Commissioner & Chairman
Securities & Exchange Commission

ISABEL H. BENHAM
Director, Board of Trustees
John W. Barringer III National Railroad Library

GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb, Feiler & Katz
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board


                                    OFFICERS
                     -------------------------------------
                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer

                                MARY F. McCOLLUM
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                            Coopers & Lybrand L.L.P.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             Firstar Trust Company


This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.